SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 17, 2006

CardioVascular BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-119199	33-0795984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7251 W. Lake Mead Blvd., Suite 300

Las Vegas, Nevada

89128

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: 702-248-1174

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

In a letter dated January 17, 2006, the President of CardioVascular BioTherapeutics, Inc. expressed his views of accomplishments in 2005 based on his personal opinions and observation as well as objectives for 2006.

A copy of this letter is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Letter dated January 17, 2006 in which the President of CardioVascular BioTherapeutics, Inc. expressed his views of accomplishments in 2005 based on his personal opinions and observation as well as objectives for 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Date: January 17, 2006	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer

EXHIBIT INDEX

99.1	Letter dated January 17, 2006 in which the President of CardioVascular BioTherapeutics, Inc. expressed his views of accomplishments in 2005 based on his personal opinions and observation as well as objectives for 2006.